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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 23, 2001


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    333-51279                 13-3633241
----------------------------        -------------           -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)


 245 Park Avenue
 New York, New York                                          10167
 (Address of Principal                                      ----------
 Executive Offices)                                         (Zip Code)


Registrant's telephone number, including area code, is (212) 272-2000


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Item 5.  OTHER EVENTS.

          On or about May 24, 2001, the Registrant will cause the issuance and sale of approximately $1,057,706,104 initial principal amount of Washington Mutual Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2001-7 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2001, among the Registrant as seller, Bankers Trust Company of California, N.A. as trustee and Washington Mutual Bank, FA as mortgage loan seller and master servicer.

          In connection with the sale of the Series 2001-7, Class A, Class M-1, Class M-2, Class M-3 and Class R (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc., Greenwich Capital Markets, Inc., Lehman Brothers, Inc. and Salomon Smith Barney Inc. (the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-51279, which Computational Materials are being filed as exhibits to this report.

          The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a)  FINANCIAL STATEMENTS.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS



                    ITEM 601(A) OF
                    REGULATION S-K
EXHIBIT NO.          EXHIBIT NO.                         DESCRIPTION
-----------          -----------                         -----------
     1                    99              Computational Materials--Computational
                                          Materials (as defined in Item 5) that
                                          have been provided by the Underwriters
                                          to certain prospective purchasers of
                                          Washington Mutual Mortgage Loan Trust,
                                          Mortgage Pass- Through Certificates,
                                          Series 2001-7 (filed in paper pursuant
                                          to the automatic SEC exemption
                                          pursuant to Release 33-7427, August 7,
                                          1997)



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                                       -4-

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS INC.

                                          By: /s/ Baron Silverstein
                                             ------------------------------
                                          Name:   Baron Silverstein
                                          Title:  Vice President




Dated: May 24, 2001


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                                       -6-

                                  EXHIBIT INDEX



                      Item 601(a) of          Sequentially
                      Regulation S-K          Numbered
Exhibit Number        Exhibit No.             Description             Page
--------------        -----------             -----------             ----
1                     99                      Computational           8
                                              Materials



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                                   EXHIBIT 99